UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

MOLECULAR DEVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27316 (Commission File Number)	94-2914362 (IRS Employer Identification No.)

1311 Orleans Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 747-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.52
EXHIBIT 10.53
EXHIBIT 10.54

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On May 26, 2005, at the 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”) of Molecular Devices Corporation (“Molecular Devices”), the stockholders approved the Molecular Devices Corporation 2005 Equity Incentive Plan (the “2005 Equity Plan”). The 2005 Equity Plan was adopted by the Board of Directors of Molecular Devices (the “Board”) on April 13, 2005, subject to stockholder approval, and is effective as of April 13, 2005.

     The 2005 Equity Plan is an amendment and restatement of the Molecular Devices Corporation 1995 Stock Option Plan (the “1995 Option Plan”). The 2005 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other forms of equity compensation (collectively, “stock awards”). The Board adopted the 2005 Equity Plan to secure and retain the services of employees (including officers) and non-employee directors eligible to receive stock awards, and to provide incentives for such persons to exert maximum efforts for the success of Molecular Devices and its affiliates. A maximum of 4,333,011 shares of Molecular Devices’ common stock are available for issuance under the 2005 Equity Plan, all of which were previously reserved for issuance under the 1995 Option Plan. Unless sooner terminated by the Board, the 2005 Equity Plan will terminate on April 12, 2015.

     Subject to the terms of the 2005 Equity Plan, the Board or an authorized committee determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting. In the event of a corporate transaction (as specified in the 2005 Equity Plan), all outstanding stock awards under the 2005 Equity Plan may be assumed, continued or substituted for by any surviving or acquiring entity and if such stock awards are not so assumed, continued or substituted for, then with respect to any such stock awards that are held by individuals whose continuous service with Molecular Devices or its affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction. The Board also has the discretion to provide that a stock award under the 2005 Equity Plan will immediately vest as to all or any portion of the shares subject to the stock award in connection with certain change in control events (as specified in the 2005 Equity Plan).

     In connection with the adoption of the 2005 Equity Plan, the Board adopted resolutions setting forth the terms of options to be granted to Molecular Devices’ non-employee directors under the 2005 Equity Plan. Pursuant to these resolutions, each person who is elected for the first time to be a non-employee director automatically will, at the time of his or her initial election to the Board, receive an option to purchase 10,000 shares of Molecular Devices’ common stock. Thereafter, each non-employee director will automatically receive an option to purchase an additional 4,000 shares of Molecular Devices’ common stock immediately following each annual meeting of stockholders, commencing with the 2005 Annual Meeting. The options granted to non-employee directors under the 2005 Equity Plan will become exercisable in installments over a period of four years from the date of grant in equal annual installments commencing on the date one year after the date of the grant, subject to abatement in the event a director does not attend at least two-thirds of the regularly-scheduled Board meetings occurring during a vesting installment period. In the event of certain change in control events (as specified in the 2005 Equity Plan), any outstanding options granted to a non-employee director will be fully accelerated and the option will terminate if not exercised prior to such event. Molecular Devices’ Board may at any time adopt resolutions modifying, amending or otherwise changing the terms of the options to be granted to non-employee directors under the 2005 Equity Plan, subject to any applicable stockholder approval requirements. Pursuant to these resolutions and the 2005 Equity Plan, each non-employee director of Molecular Devices was automatically granted an option to purchase 4,000 shares of Molecular Devices’ common stock, at an exercise price of $19.20 per share, immediately following the 2005 Annual Meeting.

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     A more detailed summary of the features of the 2005 Equity Plan and the terms of grants to non-employee directors is set forth in Molecular Devices’ definitive proxy statement for the 2005 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2005 (the “Proxy Statement”). The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2005 Equity Plan, the form of Stock Option Agreement under the 2005 Equity Plan, and the form of Stock Option Agreement for Non-Employee Directors under the 2005 Equity Plan, which are filed as Exhibits 10.52, 10.53 and 10.54, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

     In connection with the adoption of the 2005 Equity Plan, the Board adopted resolutions terminating the Molecular Devices Corporation 1995 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) upon approval of the 2005 Equity Plan by the stockholders at the 2005 Annual Meeting. Although the Directors’ Plan was terminated effective upon the approval of the 2005 Equity Plan by the stockholders at the 2005 Annual Meeting, all outstanding option grants under the Directors’ Plan will continue in effect in accordance with their existing terms and conditions. As described under “Item 1.01. Entry into a Material Definitive Agreement” above, Molecular Devices’ non-employee directors will now receive automatic option grants under the 2005 Equity Plan.

     The Directors’ Plan was adopted in September 1995 to provide for the automatic grant of nonstatutory stock options to non-employee directors of Molecular Devices. An aggregate of 347,500 shares of Molecular Devices’ common stock were reserved for issuance under the Directors’ Plan. Pursuant to the terms of the Directors’ Plan, each non-employee director was automatically granted an option to purchase 10,000 shares of Molecular Devices’ common stock on the date of his or her election to the Board. Thereafter, each non-employee director was automatically granted an option to purchase an additional 4,000 shares of Molecular Devices’ common stock immediately following each annual meeting of stockholders. Outstanding options under the Directors’ Plan vest over a period of four years from the date of grant in equal annual installments. In the event of a merger or consolidation, or a reverse merger or reorganization in which Molecular Devices is not the surviving corporation, options outstanding under the Directors’ Plan will automatically become fully vested and will terminate if not exercised prior to such event.

     The foregoing summary of the Directors’ Plan does not purport to be complete and is qualified in its entirety by reference to the Directors’ Plan, which is filed as Exhibit 10.24 to Molecular Devices’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the SEC on November 9, 2004.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
No.	Description
10.52	2005 Equity Incentive Plan
10.53	Form of Stock Option Agreement under the 2005 Equity Incentive Plan
10.54	Form of Stock Option Agreement for Non-Employee Director under the 2005 Equity Incentive Plan

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Devices Corporation
Dated: May 31, 2005	By:	/s/ Timothy A. Harkness
Timothy A. Harkness
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number
No.	Description
10.52	2005 Equity Incentive Plan
10.53	Form of Stock Option Agreement under the 2005 Equity Incentive Plan
10.54	Form of Stock Option Agreement for Non-Employee Director under the 2005 Equity Incentive Plan